UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2008

NYMEX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33149	13-4098266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North End Avenue, World Financial Center, New York, NY	10282-1101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 299-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 18, 2008, NYMEX Holdings Inc. (“NYMEX Holdings”) jointly issued a press release with CME Group Inc. (“CME Group”) announcing that preliminary results indicate that the stockholders of both companies have approved the proposed merger of NYMEX Holdings and CME Group, based on a review of the proxies voted at today’s special meetings by the parties’ respective proxy solicitors. In addition, preliminary results also show that NYMEX Class A members have voted to approve the related proposals in a separate member vote.

A copy of the joint press release is attached here at Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Joint Press Release, dated August 18, 2008, issued by NYMEX Holdings and CME Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

By:	/s/ Richard Kerschner
Richard Kerschner General Counsel

Date: August 18, 2008

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Joint Press Release, dated August 18, 2008, issued by NYMEX Holdings and CME Group.

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